POWER OF ATTORNEY FOR SECTION 16 FILINGS

The undersigned, Frederick Joseph Martich, an individual, (the "Undersigned")
does hereby make, constitute and appoint Marc A. Greenberg, his true and lawful attorneys for the purposes hereinafter set forth, effective as of this 26th day of April, 2023.
References in this power of attorney to "attorney-in-fact" are to each of the persons named above and to the person or persons substituted hereunder pursuant to the power of substitution granted herein.
The Undersigned hereby grants to the Attorney-in-Fact, for the Undersigned and in his name, place and stead the power to:
(1) prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the "SEC") a Form ID,
including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords, and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by Section l 6(a) of the
Securities Exchange Act of 1934 or any rule or regulation of the SEC;
(2)	execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Helios Technologies, Inc. or one or more of its subsidiaries (the "Company"), Forms 3, 4, and 5 in accordance with Section l
6(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of the Company;
(3)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form ID, 3, 4, or
5, or other form or report, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and
Exchange Commission and any stock exchange or similar authority; and
(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by vi11ue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. The Undersigned shall indemnify and hold harmless each attorney-in-fact for any exercise of the powers granted hereby.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
This Power of Attorney may be executed and delivered by facsimile, PDF or other electronic transmission and shall be deemed to have the same legal effect as delivery of an original signed copy of this Power of Attorney.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on the date first written above.

/s/ Frederick Joseph Martich